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                                                                   EXHIBIT 10.21

   SECOND AMENDMENT TO REDUCED AND MODIFIED RENEWAL REVOLVING PROMISSORY NOTE


         THIS SECOND AMENDMENT TO REDUCED AND MODIFIED RENEWAL REVOLVING PROMISSORY NOTE is made and entered into by and among AMSOUTH BANK (the "Bank") and DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Reduced and Modified Renewal Revolving Promissory Note dated December 15, 2002, in the original principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) DOLLARS, as amended by that First Amendment to Reduced and Modified Renewal Note executed by Borrower and Bank on July 11, 2003 (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions of the Third Amendment to Master Amendment dated as of July 11, 2003, executed by Bank and Debtors (as defined therein).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from August 11, 2003 to January 9, 2004.

         2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.

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         IN WITNESS WHEREOF, this instrument has been executed on the ___ day of
______________, 2003.

                                         DIVERSICARE MANAGEMENT SERVICES CO.,
                                         a Tennessee corporation

                                         By: /s/ William R. Council, III
                                            -----------------------------------
                                                 William R. Council, III
                                                 Title: President
                                         BANK:

                                         AMSOUTH BANK

                                         By: /s/ Tim McCarthy
                                            -----------------------------------
                                                 Tim McCarthy, Vice President